SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        DECEMBER 19, 2003
                                                ________________________________


                 AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)




         CALIFORNIA                      1-9259                 94-3008908
________________________________________________________________________________
(State or other jurisdiction        (Commission File         (I.R.S. Employer
     of incorporation)                  Number)             Identification No.)


555 CALIFORNIA STREET, 4TH FLOOR, SAN FRANCISCO, CALIFORNIA             94104
________________________________________________________________________________
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code        (415) 765-1814
                                                  ______________________________


                                  INAPPLICABLE
________________________________________________________________________________
          (Former name or former address if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

                  On December 15, 2003, the Board of Directors of the General Partner of Airlease Ltd., A California Limited Partnership (the "Partnership") formed a special committee of independent directors (the "Special Committee") to review management's recommendation, presented to the Board of Directors on that date, that the Partnership adopt a plan for the immediate sale of all remaining aircraft followed by a dissolution of the Partnership. The Special Committee will determine and report to the Board of Directors whether this proposal would be in the best interests of the Partnership and its limited partners. In the course of conducting this review, the Special Committee is expected to consider other strategic alternatives which might be available to the Partnership, in light of the size of the Partnership's remaining aircraft portfolio, the weak aircraft and aircraft leasing market, the Partnership's high operating costs relative to its revenues and other factors, in order to maximize value to its limited partners. The Special Committee is expected to retain its own legal counsel to assist in its review. It is expected that the Special Committee will report back to the Board of Directors before the end of the first quarter of 2004.

         SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

                  The Partnership has included in this current report certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the Partnership's business, operations and financial condition. The words or phrases "can be", "may affect", "may depend", "expect", "believe", "anticipate", "intend", "will", "estimate", "project" and similar words and phrases are intended to identify such forward-looking statements. Such forward-looking statements are subject to various known and unknown risks and uncertainties and the Partnership cautions you that any forward-looking information provided by or on behalf of the Partnership is not a guarantee of future performance. Actual results could differ materially from those anticipated in such forward-looking statements due to a number of factors, some of which are beyond the Partnership's control, in addition to those discussed in the Partnership's public filings and press releases, including (i) changes in the aircraft or aircraft leasing market, (ii) economic downturn in the airline industry, (iii) default by lessees under leases causing the Partnership to incur uncontemplated expenses or not to receive rental income as and when expected, (iv) the impact of the events of September 11, 2001, additional terrorist threats or attacks, and war or other military involvement by the U.S. or others in Iraq or other regions, on the aircraft or aircraft leasing market and on the airline industry, (v) changes in interest rates and (vi) legislative or regulatory changes that adversely affect the value of aircraft. All such forward-looking statements are current only as of the date on which such statements were made. The Partnership does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP



                                 By:  Airlease Management Services, Inc.
                                      General Partner



                                 By:  /s/ DAVID B. GEBLER
                                      _________________________________
                                      David B. Gebler
                                      Chairman, Chief Executive Officer

Dated: December 19, 2003